Prospectus Supplement	8/07
Dated August 31, 2007

PUTNAM MONEY MARKET FUND and
PUTNAM TAX EXEMPT MONEY MARKET FUND
Prospectus dated January 30, 2007

The information under the subheading “What are each fund’s main investment strategies and related risks?—Portfolio holdings” is replaced in its entirety with the following:

Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For information on each fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month. Beginning with the quarter ending September 30, 2007, full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the Information.

In addition, full portfolio holdings of the Money Market Fund as of August 20, 2007 are available on the Putnam Investments website until they are superseded by holdings as of September 30, 2007.

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